UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2013

CENTAUR GUERNSEY L.P. INC.
(Exact name of registrant as specified in its charter)

Guernsey	001-09913	98-1022387
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12930 West Interstate 10, San Antonio, Texas 78249
(Address of principal executive offices)

Registrant's telephone number, including area code: (210) 524-9000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Kinetic Concepts, Inc., a Texas corporation (“KCI”) is an operating subsidiary of Centaur Guernsey L.P. Inc. (the “Company”).

On October 28, 2013, KCI completed its previously announced acquisition of the SystegenixTM wound care business from an entity controlled by One Equity Partners III, L.P. (the “Seller”) for a purchase price of $485 million (the “Acquisition”). In connection with the Acquisition, the Seller spun off an early-stage diagnostics business out of Systagenix™. The purchase price was funded by a combination of cash on hand and $350 million of incremental term D-1 loans (the “Incremental Loans”) incurred pursuant to Amendment No. 3, dated as of October 28, 2013 (the “Amendment”), to the Credit Agreement, dated as of November 4, 2011, among KCI and KCI USA, Inc., the guarantors, the lenders and others party thereto, and Bank of America, N.A. as Administrative Agent for the lenders.

The Incremental Loans bear interest at a rate equal to, at KCI’s election, a Eurocurrency rate plus 3.50% or an adjusted base rate plus 2.50%. The Eurocurrency rate shall be subject to a floor of 1.00%, and the adjusted base rate shall be subject to a floor of 2.00%. The Incremental Loans mature on May 4, 2018, and amortize in quarterly installments equal to 1.0% per annum of the outstanding principal amount thereof on October 28, 2013.

The foregoing description of the material terms of the Amendment is qualified in its entirety by the terms of the Amendment, a copy of which is attached as Exhibit 10.1 hereto.

The foregoing description of the material terms of the Purchase Agreement is qualified in its entirety by the terms of the Purchase Agreement, a copy of which are attached as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on July 26, 2013.

Item 8.01 Other Events.
A copy of the press release of KCI announcing the completion of the Acquisition is attached hereto as Exhibit 99.1 and incorporated herein by reference. The Company is furnishing under Item 8.01 of this Current Report on Form 8-K the information included as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

10.1
Amendment No. 3 to Credit Agreement, dated as of October 28, 2013, among KCI and KCI USA, Inc., the guarantors, the lenders party thereto, and Bank of America, N.A. as Administrative Agent for the lenders.

99.1	Press Release dated October 28, 2013, issued by Kinetic Concepts, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTAUR GUERNSEY L.P. INC.

Date: October 28, 2013	By:	/s/ Brian Busenlehner
Name: Brian Busenlehner
Title: Authorized Signatory

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1
Amendment No. 3 to Credit Agreement, dated as of October 28, 2013, among KCI and KCI USA, Inc., the guarantors, the lenders party thereto, and Bank of America, N.A. as Administrative Agent for the lenders.

99.1	Press Release dated October 28, 2013, issued by Kinetic Concepts, Inc.